UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 7, 2007

       UOMO Media Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-131621

20-1558589

(State or other jurisdiction

(Commission

(IRS Employer

   of incorporation)

File Number)

Identification No.)

161 Bay St. 27th Floor, Toronto, Ontario, Canada

       M5J 2S1

(Address of principal executive offices)

               (Zip Code)

Registrant’s telephone number, including area code                             (416) 214-1516

_________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 1, 2007, we entered into an Amending Agreement with Javed Mawji, who is one of our directors and, until November 1, 2007, was our Chief Executive Officer, President, and Secretary. The Amending Agreement changes the terms of the Independent Contractor Agreement between Mr. Mawji and our Company dated October 31, 2007, under which Mr. Mawji was required to perform services as our Chief Executive Officer for a minimum of 25 hours per week in exchange for cash compensation of $3,000 per month. The Amending Agreement changes the services that Mr. Mawji is required to perform under the Independent Contractor Agreement. Pursuant to the amended Independent Contractor Agreement, Mr. Mawji is required to perform services as one of our directors for a minimum of 25 hours per week in exchange for cash compensation of $3,000 per month or a pro-rated amount for any partial months during which services are performed. The Independent Contractor Agreement no longer requires that Mr. Mawji perform services as our Chief Executive Officer. The other provisions, including the term, of the Independent Contractor Agreement have not changed. The changes made as a result of the Amending Agreement take effect from November 1, 2007. The Amending Agreement between Javed Mawji and UOMO Media Inc. is filed as Exhibit 10.1 to this report, incorporated herewith.

On November 1, 2007, we entered into an Independent Contractor Agreement with Camara Alford, who became one of our directors and our Chairman and Chief Executive Officer on November 1, 2007. The agreement provides that Mr. Alford is to perform services as our Chairman and Chief Executive Officer pursuant to the directives of our Board of Directors and as one of our directors. The services include developing business plans and strategies, overseeing the services performed by our other officers, representing us to the public and capital markets, and attending meetings of our Board of Directors. Unless the agreement is terminated early, the services shall be performed from November 1, 2007 through June 30, 2008. In consideration for his services, Mr. Alford is entitled to receive cash compensation of $7,000 per month for services performed from November 1, 2007 through December 31, 2007 and $10,000 per month for services performed from January 1, 2008 through June 30, 2008 or a pro-rated amount for any partial months during which services are performed. This agreement permits early termination by either party upon delivery of 30 days advance written notice. There are no early termination penalties. The Independent Contractor Agreement between Camara Alford and UOMO Media Inc. is filed as Exhibit 10.2 to this report, incorporated herewith.

On November 1, 2007, we entered into a Stock Cancellation Agreement with Douglas McClelland, who was one of our directors until November 1, 2007. Pursuant to the Stock

Cancellation Agreement, on November 1, 2007 Mr. McClelland cancelled 83,296,672 common shares, which were returned to treasury. Prior to the cancellation, Mr. McClelland owned approximately 143,773,872 shares of our common stock, representing approximately 85.4% of our total common stock outstanding prior to the cancellation. As of November 1, 2007, after the cancellation, Mr. McClelland owned approximately 60,470,000 shares of our common stock, representing approximately 71.1% of our total common stock outstanding after the cancellation. The Stock Cancellation Agreement between Douglas McClelland and UOMO Media Inc. is filed as Exhibit 10.3 to this report, incorporated herewith.

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 1, 2007, Douglas McClelland resigned from our Board of Directors. Mr. McClelland’s resignation was not a result of any disagreement with us on any matter relating to our operations, policies or practices.

On November 1, 2007, Javed Mawji resigned as our Chief Executive Officer, President, and Secretary. Mr. Mawji’s resignation was not a result of any disagreement with us on any matter relating to our operations, policies or practices. Mr. Mawji continues to serve on our Board of Directors.

On November 1, 2007, Camara Alford was appointed to our Board of Directors. The appointment fills a vacant position existing on the board.

On November 1, 2007, Camara Alford was appointed as our Chairman and Chief Executive Officer. We entered into an Independent Contractor Agreement with Mr. Alford on November 1, 2007, which is described in Item 1.01 of this report and filed as Exhibit 10.2, and is incorporated herewith.

During the five years prior to joining UOMO Media Inc., Mr. Alford was the owner, Chief Executive Officer and President of a privately-held music management company. From 1999 through 2006, Mr. Alford’s management firm engaged in a joint venture with Sony BMG, a global record company, that produced gold and platinum albums. His firm represented award-winning artists and producers that delivered singles for prominent music talent, including Britney Spears, Rihanna, Canadian Idol, Robyn, and Shawn Desman. Mr. Alford wound down the operations of his music management business in October 2007 and he is now devoting his full working time to UOMO Media Inc. His previous experience includes working from 1996 to 1999 as an international freelance music management consultant. From 1995 to 1996, Mr. Alford worked as A&R Director for a joint venture between RCA Records and Joel Katz, a prominent entertainment attorney. From 1992 to 1994, he worked closely with Dallas Austin as Label Manager for Rowdy Records. Mr. Alford attended Morehouse College in Atlanta, Georgia from 1990 to 1992.

On November 1, 2007, Jueane Thiessen was appointed as our Secretary. No compensation is payable to Ms. Thiessen as consideration for her services as our Secretary.

Ms. Thiessen has over thirteen years of experience performing accounting and financial management services for accounting, property management, and marketing firms. In October 2006, she was appointed as our Chief Financial Officer and to our Board of Directors. Her other recent experience includes serving as the Treasurer of Algorithmics, Inc., a Toronto-based enterprise risk management firm, from November 2000 through May 2002. From May 2002 through January 2003, Ms. Thiessen was Assistant Controller to Mosaic Group, Inc., a marketing consulting firm located in Toronto, Canada. From January 2003 until November 2006, she was Director of Finance of FUSE Marketing Group, a Toronto-based marketing consulting agency. From November 2006 until April 2007, Ms. Thiessen served as Chief Financial Officer of the N5R Group of companies, a real estate marketing agency with operations in Canada and the United States. From November 2004 until May 2007 she also served as a Director of Foreground Image, Inc., a privately held graphic design and media production company based in Toronto. Since June 2004, Ms. Thiessen has served as Treasurer of Portlogic Systems, Inc., a Toronto-based development-stage company that develops and licenses online interactive community portal software systems. Ms. Thiessen has been a director of Portlogic Systems, Inc. since January 2005. Since August 2007, Ms Thiessen has served as a director and Treasurer of Zacorp Holdings, Inc., a commercial printing company that has operations in Ontario, Canada. Ms. Thiessen is a Certified General Accountant. She devotes a minimum of twenty hours per week to activities relating to our Company.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

10.1

Amending Agreement between Javed Mawji and UOMO Media Inc., dated November 1, 2007.

10.2

Independent Contractor Agreement between Camara Alford and UOMO Media Inc., dated November 1, 2007.

10.3

Stock Cancellation Agreement between Douglas McClelland and UOMO Media Inc., dated November 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UOMO Media Inc.

(Registrant)

Date: November 7, 2007

/s/ Jueane Thiessen

 (Signature)

Name: Jueane Thiessen

Title: Chief Financial Officer